UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  May 27, 2011

CHINA AGRITECH, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-34458	75-2955368
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

Room 3F No. 11 Building, Zhonghong International Business Garden
Future Business Center,
Chaoyang North Road, Chaoyang District, Beijing, China 100024
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (86) 10-59621228

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mr. Ming Fang Zhu has resigned as our Chief Operating Officer, effective May 27, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA AGRITECH, INC.

Date: May 27, 2011	/s/ Yu Chang
Yu Chang
Chief Executive Officer